MFS® SERIES TRUST XII:

MFS® Sector Rotational Fund

Supplement to Current Statement of Additional Information-Part I and Part II

Effective February 1, 2010, Valley Forge Capital Advisors, Inc. (Valley Forge) will no longer serve as the sub-adviser of the MFS® Sector Rotational Fund and MFS has assumed responsibility for day-to-day management of the fund’s portfolio.  All references to Valley Forge as the investment-sub-adviser of the fund are hereby deleted.

Effective February 1, 2010, G. Michael Mara no longer serves as the portfolio manager of the MFS® Sector Rotational Fund, and Matthew W. Krummell is primarily responsible for the day-to-day management of the Fund.

The date of this supplement is February 1, 2010.